                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Steven C. Beering, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                /s/ Steven C. Beering
DATED: January 30, 1997                   -------------------------------------
                                                    Steven C. Beering

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Arthur J. Decio, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                 /s/ Arthur J. Decio
DATED: January 30, 1997                   -------------------------------------
                                                     Arthur J. Decio

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Ernestine M. Raclin, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                               /s/ Ernestine M. Raclin
DATED: January 31, 1997                   -------------------------------------
                                                   Ernestine M. Raclin

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Denis E. Ribordy, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                /s/ Denis E. Ribordy
DATED: January 30, 1997                   -------------------------------------
                                                    Denis E. Ribordy

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Ian M. Rolland, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                 /s/ Ian M. Rolland
DATED: January 30, 1997                   -------------------------------------
                                                     Ian M. Rolland

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Edmund A. Schroer, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                /s/ Edmund A. Schroer
DATED: January 30, 1997                   -------------------------------------
                                                    Edmund A. Schroer

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, John W. Thompson, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                /s/ John W. Thompson
DATED: January 31, 1997                   -------------------------------------
                                                    John W. Thompson

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Welsh, hereby constitute and appoint Jerry M. Springer and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 19, 1996, by and among the Corporation, Speedway Acquisition Corporation and IWC Resources Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.

                                                 /s/ Robert J. Welsh
DATED: January 30, 1997                   -------------------------------------
                                                     Robert J. Welsh